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                                                                   EXHIBIT 10.5



                             TRADE NAME USE AGREEMENT



         THIS AGREEMENT (the "Agreement") dated this ______ day of _________, 1997, by and among Corrections Corporation of America ("Grantor"), a Delaware corporation, and CCA Prison Realty Trust ("Grantee"), a Maryland real estate investment trust.

                              W I T N E S S E T H:

         WHEREAS, Grantor is the sole and exclusive owner of the corporate name Corrections Corporation of America and its abbreviation "CCA" (the Trade Name).

         NOW, THEREFORE, in consideration of the premises and the mutual promises and undertakings herein contained, and for other good and valuable consideration, the parties agree as follows:

         1. Grant of Trade Name by Grantor. Grantor grants to Grantee the non-exclusive, non-transferrable right to use the Trade Name in its corporate name as follows: CCA Prison Realty Trust, subject to the provisions of this Agreement.

         2. Term. This Agreement shall commence on the date above written and terminate on the date which Grantee ceases to own any correctional or detention facility managed by Grantor (the "Term").

         3. Termination. This Agreement may be terminated upon ten (10) days' written notice from Grantor to Grantee upon occurrence of any of the following events:

         (a)     A change in control of Grantee;

         (b) Grantee goes into liquidation or bankruptcy or has a receiver or trustee appointed to administer either its property or affairs, or makes a general assignment of its property for the benefit of creditors or in any other manner takes advantage of the laws of bankruptcy or insolvency or the like.

         4. Reservation of Rights. Except for the limited rights herein expressly granted to Grantee, all rights in the Trade Name are reserved to Grantor throughout the world for the sale and exclusive use or other disposition by Grantor at anytime, and from time to time, without any obligation to Grantee.


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         5.      Maintenance of Quality Standards.  Grantee agrees that the nature and quality of: all services rendered by Grantee hereunder; all goods sold by Grantee hereunder; and all related advertising, promotional, and other related uses of the Trade Name by Grantee shall conform to standards reasonably set by Grantor. Grantee agrees to cooperate with Grantor in facilitating Grantor's control of such nature and quality, and to supply Grantor with specimens of all uses of the Trade Name upon request.

         6.      Transfer Prohibited.   The Trade Name granted hereunder shall
not be assigned, sublicensed, or otherwise transferred without the prior written consent of Grantor. In the event of a prohibited transfer, Grantor shall have the right to terminate this Agreement forthwith by written notice to Grantee.

         7. Rights Upon Termination. Upon the termination (by expiration or otherwise) of this Agreement, for any reason, all rights granted to Grantee hereunder shall automatically revert to Grantor for its use or disposition. Upon termination, Grantee shall promptly cease use of the Trade Name, and shall promptly deliver to Grantor all materials previously supplied by Grantor to Grantee and all copies thereof, in whole or in part. At Grantor's option, Grantor may, in lieu of return, require that Grantee destroy said materials and copies and provide to Grantor satisfactory evidence of destruction. Grantor shall not be liable to Grantee for damages of any kind on account of the termination or expiration of this Agreement. Without limiting the foregoing, upon termination or expiration of this Agreement for any reason, Grantor shall have no liability for reimbursement or for damages for loss of goodwill, or on account of any expenditures, investments, leases, or commitments made by Grantee. Grantee acknowledges and agrees that Grantee has no expectation and has received no assurances that its business relationship with Grantor will continue beyond the stated term of this Agreement or its earlier termination, that any investment by Grantee in the will be recovered or recouped, or that Grantee shall obtain any anticipated amount of profits by virtue of this Agreement.

         8. No Franchise or Joint Venture. The parties expressly acknowledge that this Agreement shall not be deemed to create an agency, partnership, franchise, employment, or joint venture relationship between Grantor and Grantee. Nothing in this Agreement shall be construed as a grant of authority to Grantee to waive any right, incur any obligation or liability, enter into any agreement, grant any release or otherwise purport to act in the name of Grantor.

         9.     Indemnification.

                9.1 The Grantee shall indemnify and hold harmless Grantor, its affiliates, directors, officers, employees, representatives, agents, successors and assigns from and against any and all losses, damages, costs and expenses, including attorney's fees, resulting from, arising out of Grantee's breach of the promises, covenants, representations and warranties made by it herein.

                9.2 The Grantor shall indemnify and hold harmless Grantee, its affiliates, directors, officers, employees, representatives, agents, successors, and assigns from and against any and all losses, damages, costs and expenses, including attorney's fees, resulting from, arising out of Grantor's breach of the promises, covenants, representations and warranties made by it herein.

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         10.     Representations and Warranties.

                 10.1 Grantee hereby represents and warrants that (a) it is a real estate investment trust duly organized and validly existing under the laws of Maryland; (b) the execution and delivery by the Grantee of this Agreement, the performance by Grantee of all the terms and conditions thereof to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action, and no other act or approval of any person or entity is required to authorize such execution, delivery, and performance; (c) the Agreement constitutes a valid and binding obligation of Grantee, enforceable in accordance with its terms; (d) this Agreement and the execution and delivery thereof by Grantee, does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not, (i) conflict with any of, or require the consent of any person or entity under, the terms, conditions or provisions of the organizational documents of Grantee, (ii) violate any provision of, or require any consent, authorization or approval under, any law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to Grantee, or (iii) conflict with, result in a breach of, or constitute a default under, any material agreement or obligation to which Grantee is a party.

                 10.2 Grantor hereby represents and warrants that (a) it is a corporation duly organized and validly existing under the laws of Delaware; (b) the execution and delivery by the Grantor of this Agreement, the performance by Grantor of all the terms and conditions thereof to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action, and no other act or approval of any person or entity is required to authorize such execution, delivery, and performance; (c) the Agreement constitutes a valid and binding obligation of Grantor, enforceable in accordance with its terms; (d) this Agreement and the execution and delivery thereof by Grantor, does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not, (i) conflict with any of, or require the consent of any person or entity under, the terms, conditions or provisions of the organizational documents of Grantor, (ii) violate any provision of, or require any consent, authorization or approval under, any law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to Grantor, or (iii) conflict with, result in a breach of, or constitute a default under, any material agreement or obligation to which Grantor is a party; (e) to the best of Grantor's knowledge, it is the owner of the Trade Name and has the right to grant the rights to use the Trade Name to Grantee under the terms of this Agreement; and (f) it has not been subject to any third party claims for infringment due to the use of the Trade Name.



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for infringement due to the use of the Trade Name.

         11. Ownership; Form of Use. Grantee acknowledges that Grantor owns all right, title, and interest in and to the Trade Name, agrees that it will do nothing inconsistent with such ownership. Grantee agrees that nothing in this Agreement shall give Grantee any right, title, or interest in the Trade Name other than the right to use it in accordance with this Agreement, and Grantee agrees that it will not attack the title of Grantor to the Trade Name or attack the validity of this Agreement. Grantee agrees to use the Trade Name only in the form and manner as prescribed from time to time by Grantor.

         12. Waiver; Modification. No wavier or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver by either party of a breach hereof or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of like or similar nature.

         13. Separability. If any provision in this Agreement contravenes or is otherwise invalid under the law of any country or subdivision thereof, then such provision insofar as such country or subdivision is concerned shall be deemed eliminated from this Agreement and the Agreement shall, as so modified, remain valid and binding on the parties hereto and in full force and effect.

         14. Disclaimer of Warranties. EXCEPT AS MAY BE EXPRESSLY PROVIDED IN THIS AGREEMENT, GRANTOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN RESPECT OF THE TRADE NAME, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NONINFRINGEMENT OR OF RESULTS TO BE OBTAINED FROM USE THEREOF.

         15. Negation of Consequential Damages. IN NO EVENT SHALL GRANTOR BE LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES WHATSOEVER HEREUNDER, REGARDLESS OF WHETHER GRANTOR HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.

         16. Governmental Licenses, Permits and Approvals. Grantee, at its expense, shall be responsible for obtaining and maintaining all licenses, permits, approvals, authorizations, and clearances which are required by governmental authorities with respect to this Agreement, and for compliance with any requirements of governmental authorities for the registration or recordation of this Agreement and for making any payments required in connection therewith. Grantee shall furnish to Grantor, promptly upon Grantor's request, written evidence from such governmental authorities of the due issuance and continuing validity of any such licenses, permits, clearances, authorizations, approvals, registration or recordation.




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         17.     Notices.

                 17.1 Notices and other communications required or permitted to the given under this Agreement shall be in writing and delivered by hand or overnight delivery, or placed in certified or registered mail, return receipt requested, at the addresses specified below or such other address as either party may, by notice to the other, designate:


                 If to Grantor:            Corrections Corporation of America
                                           102 Woodmont Blvd., Suite 800
                                           Nashville, Tennessee 37205
                                           Attn: Doctor R. Crants

                 with a copy to:           Elizabeth E. Moore, Esq.
                                           Stokes & Bartholomew, P.A.
                                           424 Church Street, Suite 2800
                                           Nashville, Tennessee 37219

                 If to Grantee:            CCA Prison Realty Trust
                                           2200 Abbott Martin Road, Suite 201
                                           Nashville, Tennessee 37215
                                           Attn: D.Robert Crants, III

                 17.2 Notices and other communications shall be deemed given when delivered by hand or overnight delivery to the proper address or the date of the return receipt, as provided above.

         18. Governing Laws. This Agreement shall be construed in accordance with the laws of Tennessee, excluding the choice of law provisions thereof. The parties hereby submit to the jurisdiction of the courts of Tennessee in respect to all disputes arising out of or in connection with this Agreement.

         19. Enforcement. It is expressly understood, acknowledged, and agreed by Grantee that (a) the restrictions contained in this Agreement represent a reasonable and necessary protection of the legitimate interests of Grantor and its affiliates, and that Grantee's failure to observe and comply with the covenants and agreements in this Agreement will cause irreparable harm to Grantor and its affiliates; (b) it is and will continue to be difficult to ascertain the nature, scope, and extent of the harm; and (c) a remedy at law for such failure by Grantee will be inadequate. Accordingly, it is the intention of the parties that, in addition to any other rights and remedies which Grantor and its affiliates may have in the event of any breach or threatened breach of the Agreement, Grantor and its affiliates shall be entitled, and are expressly and irrevocably authorized by Grantee, to demand and obtain specific performance, including, without limitation, temporary and permanent injunctive relief and all other appropriate equitable relief against Grantee in order to enforce against Grantee the covenants and agreements contained in this Agreement. Such right to obtain injunctive relief may be exercised concurrently with, prior to, after, or in lieu of, any other rights resulting from any such breach or threatened breach. Grantee shall account for and pay over to Grantor all compensation, profits, and other benefits, after taxes, enuring to Grantee's benefit, which are derived or received by Grantee or any person or business entity controlled by Grantee resulting from any action or transaction constituting breach of the Agreement.


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         20.     Entire Agreement.  This Agreement contains the entire
understanding of the parties. There are no representations, warranties, promises, covenants, or undertakings other than those hereinabove contained.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their duly authorized officers and their respective corporate seals to be hereunto affixed on the date set forth above.



                                        GRANTOR:



                                        CORRECTIONS CORPORATION OF AMERICA



                                        By:
                                           ----------------------------------

                                        Its:
                                            ---------------------------------



                                        GRANTEE:

                                        CCA PRISON REALTY TRUST

                                        By:
                                           ----------------------------------

                                        Its:
                                            ---------------------------------





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